Exhibit 99.2

CU BANCORP THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 24, 2017 The undersigned hereby constitutes and appoints David C. Holman, Eric S. Kentor and Roy A. Salter, and each of them, the proxy of the undersigned, with full powers of substitution, to vote all the CU Bancorp common shares that the undersigned may be entitled to vote at the Special Meeting of Shareholders of CU Bancorp to be held on August 24, 2017, or any adjournment or postponement thereof. THE PROXY WILL BE VOTED AS DIRECTED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE MERGER PROPOSAL AND FOR THE ADJOURNMENT PROPOSAL. IF NO CHOICE IS SPECIFIED THE PROXY WILL BE VOTED FOR THE MERGER PROPOSAL AND FOR THE ADJOURNMENT PROPOSAL. *IF YOU WISH TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE, SEE THE REVERSE OF THIS PROXY CARD FOR INSTRUCTIONS. (Continued and to be signed and dated on the reverse side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important notice regarding the availability of proxy materials for the CU Bancorp Special Meeting of Shareholders to be held on August 24, 2017: The Proxy Statement/Prospectus is available at http://www.viewproxy.com/cubancorp2017

Please mark your votes like this 2. Adjournment Proposal. To approve one or more adjournments of the special 1. Merger Proposal. To approve the principal terms of the Agreement and Plan of Merger, dated as of April 5, 2017, by and between PacWest Bancorp and CU Bancorp, as such agreement may be amended from time to time, referred to as the merger proposal. meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting to approve the merger proposal, referred to as the adjournment proposal. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN CU Bancorp will transact no other business at the special meeting other than as listed on this proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE. I plan to attend the Special Meeting Date: , 2017 Signature Signature NOTE: Please sign exactly as name(s) appear(s) hereon. All holders should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone Proxies submitted by Internet or telephone must be received by 11:59 p.m. Eastern Time on Wednesday, August 23, 2017. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/CUNB Have your proxy card available when you access the above website. Follow the prompts to vote your shares.